UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

INTERCEPT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 W. 15th Street, Suite 505 New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 12, 2014, Intercept Pharmaceuticals, Inc. (“Intercept” or the “Company”) provided additional details about the Phase 2b FLINT trial of obeticholic acid in non-alcoholic steatohepatitis, based on a written statement distributed by the National Institute of Diabetes and Digestive and Kidney Diseases (“NIDDK”) after market close on January 10, 2014. The text of the NIDDK’s written statement and the Company’s press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 7.01.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in or incorporated by reference into this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Written Statement of the NIDDK dated January 10, 2014.
99.2	Press Release dated January 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Date: January 13, 2014	/s/ Mark Pruzanski
Mark Pruzanski, M.D. President and Chief Executive Officer